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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): November 27, 2002


                 CWMBS, INC., (as depositor under the Pooling
                     and Servicing Agreement, dated as of
             November 1, 2002, providing for the issuance of the
                 CWMBS, INC., Alternative Loan Trust 2002-17,
             Mortgage Pass-Through Certificates, Series 2002-33).

                                  CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Delaware                    333-100418               95-4449516
  ----------------------------         -----------           -------------------
  (State of Other Jurisdiction         (Commission            (I.R.S. Employer
        of Incorporation)              File Number)          Identification No.)


                    4500 Park Granada
                  Calabasas, California                           91302
                  ---------------------                         ----------
                  (Address of Principal                         (Zip Code)
                    Executive Offices)


       Registrant's telephone number, including area code (818) 225-3240
                                                          ----- --------


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

Item 5.       Other Events.

Filing of Computational Materials

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 2002-33, BEAR, STEARNS & CO. INC. ("BEAR"), as the Underwriter of the Underwritten Certificates, has prepared certain materials (the "BEAR Computational Materials") for distribution to its potential investors. Although the Company provided BEAR with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the BEAR Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The BEAR Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated November 27, 2002.


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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated November 22, 2002 and the prospectus supplement dated November 22, 2002, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2002-33.

Item 7.       Financial Statements, Pro Forma Financial
              Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

    99.1     BEAR Computational Materials filed on Form SE dated November 27,
             2002.

                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CWMBS, INC.




                                              By: / s / Darren Bigby
                                                  ---------------------
                                              Darren Bigby
                                              Vice President


Dated:  November 27, 2002

                                 Exhibit Index
                                 -------------

Exhibit                                                                           Page

99.1     BEAR Computational Materials filed on Form SE dated November 27, 2002.      6

                                 EXHIBIT 99.1

    BEAR Computational Materials filed on Form SE dated November 27, 2002.

                                      6